UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011

INTERNAL FIXATION SYSTEMS, INC.
_________________________________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

Florida	000-54363	20-4580923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 SW 74th Street, Suite 408
South Miami, Florida 33143
______________________________________________________________________________
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 268-0995

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2011, the Board of Directors of Internal Fixation Systems, Inc. (the “Company”) voted to increase the number of directors on the Board of Directors from three to six and to fill the vacancies created by such increase by electing Jay Higgins, Bob Kuechenberg and Hugh Quinn to the Company's Board of Directors.

In connection with the election of the three new directors, the Company's Board of Directors also established a Compensation Committee to be comprised entirely of the three newly elected directors, all of whom are independent directors.

In addition, all three new director appointees were each granted stock options to purchase 100,000 shares of the Company's common stock at an exercise price of $1.00.  The options vest in three equal increments each year commencing on December 15, 2011, and are exercisable for a period of three years from the applicable vesting date.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2011, the Company's Board of Directors adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which became effective immediately upon their adoption by the Board.  The Amended and Restated Bylaws include amendments that, among other things:

•	Provide more comprehensive provisions regarding annual meetings of shareholders and notice thereof;

•
Provide that regular meetings of the Board of Directors may be at any time or date and at any place within or without the State of Florida which has been designated by the Board of Directors and publicized among all directors either orally or in writing, by telephone, facsimile, telegraph or telex, or by electronic means;

•	Enhance provisions regarding the establishment and structure of committees of the Board of Directors;

•	Simplify the provisions regarding indemnification; and

•	Add provisions regarding bank accounts and books and records.

The preceding summary of the Amended and Restated Bylaws is subject to, and qualified in its entirety by, reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAL FIXATION SYSTEMS, INC.

Date: December 20, 2011	By:	/s/ Laura Cattabriga
	Name:	Laura Cattabriga
	Title:	Chief Financial Officer